THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION D OR REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

ROCKETFUEL BLOCKCHAIN, INC.

CONVERTIBLE NOTES

SUBSCRIPTION AGREEMENT

THIS AGREEMENT is made effective as of January 13, 2023 between the subscriber listed on the execution page to this agreement (the "*Subscriber*") and **ROCKETFUEL BLOCKCHAIN, INC.**, a Nevada corporation (the "*Issuer*").

The parties hereby agree as follows:

ARTICLE I.
DEFINITIONS

Section 1.01 Defined Terms. The following terms will have the following meanings for all purposes of this Agreement.

"*Agreement*" means this Agreement, and all schedules and amendments to in the Agreement.

"*Common Stock*" means the shares of Common Stock of the Corporation, $0.001 par value per share;

"*Convertible Note*" means a Secured Convertible Note of the Corporation, in the form of *Exhibit A*. The Note and the Other Notes are secured by the Security Agreement.

"*Exchange Act*" means the United States Securities Exchange Act of 1934, as amended.

"*Offering*" means the offering of the Convertible Notes by the Corporation.

"*Other Notes*" means certain other Secured Convertible Notes of the Corporation in the form of the Convertible Note issued by the Corporation to certain other purchasers thereof.

"*Preferred Stock*" means the Issuer's Series A Preferred Stock, as described in *Exhibit B*.

"*Purchase Price*" means the purchase price payable by the Subscriber to the Corporation in consideration for the purchase and sale of the Convertible Note in accordance with Section 2.01 of this Agreement.

"*SEC*" means the United States Securities and Exchange Commission.

"*Securities*" means Convertible Note and the shares of Common Stock issued thereunder.

"*Securities Act*" means the United States Securities Act of 1933, as amended.

"*Security Agreement*" means the Security Agreement, dated on or about the date of this Note, between the Corporation as debtor and the Investor and the holders of the Other Notes as secured parties, substantially in the form of *Exhibit C*.

"*Subscriber*" means the Subscriber executing the signature page to this Agreement.

Section 1.02 U.S. Dollars. All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

ARTICLE II.
PURCHASE AND SALE OF SHARES

Section 2.01 Subscription. Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Corporation a Convertible Note in the principal amount set forth upon the signature page hereof at a price equal to 100% of such principal amount. Upon execution, the subscription by the Subscriber will be irrevocable.

Section 2.02 Payment. The Subscriber will complete the purchase of the Convertible Note by delivering to the Corporation, concurrently with the execution and delivery of this Agreement, payment of the Purchase Price by check, bank draft or cashier's check payable to the Corporation or such other form of payment as may be acceptable to the Corporation, in its sole discretion.

Section 2.03 Acceptance by Corporation. Upon execution by the Corporation, the Corporation agrees to sell such Convertible Note to the Subscriber for the Purchase Price, subject to the Corporation's right to sell to the Subscriber such lesser principal amount of Convertible Note as it may, in its sole discretion, deem necessary or desirable.

Section 2.04 Compliance. Any acceptance by the Corporation of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. Each Subscriber will deliver to the Corporation all other documentation, agreements, representations and requisite government forms required by the lawyers for the Corporation as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

Section 2.05 Use of Funds. Pending acceptance of this subscription by the Corporation, all funds paid by the Subscriber shall be deposited by the Corporation and immediately available to the Corporation for its corporate purposes. In the event the subscription is not accepted, the subscription funds will constitute a non-interest-bearing demand loan of the Subscriber to the Corporation.

Section 2.06 Delivery of Securities. The Subscriber hereby authorizes and directs the Corporation to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber's address indicated on the signature page of this Agreement.

Section 2.07 No Minimum. The Subscriber acknowledges and agrees that the subscription for the Convertible Note and the Corporation's acceptance of the subscription is not subject to any minimum subscription for the Offering.

ARTICLE III.
AGREEMENTS OF THE SUBSCRIBER

Section 3.01 Status. The Subscriber represents and warrants to the Corporation that either (a) the Subscriber is an accredited investor, as defined under Regulation D of the Securities Act, or (b) the Subscriber is not a "U.S. Person" as defined under Regulation S of the Securities Act and is not acquiring the Convertible Note for the account or benefit of a U.S. Person.

Section 3.02 Definition of U.S. Person. A "U.S. Person" is defined under Regulation S of the Securities Act to be any person who is:

(a) any natural person resident in the United States;

(b) any partnership or corporation organized or incorporated under the laws of the United States;

(c) any estate of which any executor or administrator is a U.S. person;

(d) any trust of which any trustee is a U.S. person;

(e) any agency or branch of a foreign entity located in the United States;

(f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g) any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Securities Act] who are not natural persons, estates or trusts.

Section 3.03 Other Representations and Warranties. If the Subscriber is not a U.S. Person, the Purchaser represents and warrants a s follows: The Subscriber acknowledges that the Subscriber was not in the United States at the time the offer to purchase the Convertible Note was received. The Subscriber acknowledges that the Securities are and will be "restricted securities" within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act. The Subscriber agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act. The Subscriber and the

Corporation agree that the Corporation will refuse to register any transfer of the Securities not made in (a) accordance with the provisions of Regulation D or Regulation S of the Securities Act, (b) pursuant to registration under the Securities Act or (c) pursuant to an available exemption from registration, or pursuant to this Agreement. The Subscriber agrees to resell the Securities only (a) in accordance with the provisions of Regulation S of the Securities Act, (b) pursuant to registration under the Securities Act, or (c) pursuant to an available exemption from registration pursuant to the Securities Act.

Section 3.04 ***Legends***. The Subscriber acknowledges and agrees that all certificates representing the Securities will be endorsed with the following legend in accordance with Regulation D or Regulation S of the Securities Act:

> **"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION D OR REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D OR REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."**

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber, represents and warrants to the Corporation as follows, and acknowledges that the Corporation is relying upon such covenants, representations and warranties in connection with the sale of the Convertible Note to such Subscriber:

Section 4.01 ***Sophistication***. The Subscriber is an investor in securities of companies in the development stage and acknowledges that he/she/it is able to fend for himself/herself/itself, can bear the economic risk of his/her/its investment, and has such knowledge and experience in financial or business matters such that he/she/it is capable of evaluating the merits and risks of the investment in the Securities. The Subscriber can bear the economic risk of this investment, and, if the Subscriber is not an individual, was not organized for the purpose of acquiring the Securities.

Section 4.02 ***Opportunity to Review***. The Subscriber has had full opportunity to review the Corporation's periodic filings with the SEC pursuant to the Securities Act and the Exchange Act and additional information regarding the business and financial condition of the Corporation. The Subscriber believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Securities. The Subscriber further represents that he/she/it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Corporation. The Subscriber has had full opportunity to discuss this

information with the Subscriber's legal and financial advisers prior to execution of this Subscription Agreement.

Section 4.03 Exempt Securities. The Subscriber acknowledges that the offering of the Convertible Notes by the Corporation has not been reviewed by the SEC and that the Securities are being issued by the Corporation pursuant to an exemption from registration under the Securities Act.

Section 4.04 Restricted Securities. The Subscriber understands that the Securities he/she/it is purchasing are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Subscriber represents that he/she/it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

Section 4.05 Investment Representation. The Securities will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

Section 4.06 Speculative Investment. An investment in the Corporation is highly speculative and only Subscribers who can afford the loss of their entire investment should consider investing in the Corporation and the Securities. The Subscriber is financially able to bear the economic risks of an investment in the Corporation.

Section 4.07 Risk. The Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that the Corporation is in the early stages of development of its business and may require substantial funds in addition to the proceeds of this private placement.

Section 4.08 No Advertising. The Subscriber is not aware of any advertisement of the Convertible Notes.

Section 4.09 Execution and Delivery. This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

Section 4.10 Foreign Regulation. The Subscriber has satisfied himself/herself/itself as to the full observance of the laws of his/her/its jurisdiction in connection with any invitation to subscribe for the Convertible Note or any use of this Agreement, including (i) the legal requirements within his/her/its jurisdiction for the purchase of the Convertible Note; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Convertible Note; and (v) any restrictions on transfer applicable to any disposition of the Securities imposed by the jurisdiction in which the Subscriber is resident.

Section 4.11 Principal. The Subscriber is purchasing the Convertible Note as principal for his/her/its own account and not for the benefit of any other person.

ARTICLE V.
MISCELLANEOUS

Section 5.01 ***Notices***. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Corporation, at 201 Spear Street, Suite 1100, San Francisco, CA 94105, U.S.A., Attention: CFO, and to the Subscriber at his/her/its address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

Section 5.02 ***Further Assurances***. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

Section 5.03 ***Governing Law***. This Subscription Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The parties hereby submit to personal jurisdiction in the Courts of the State of Nevada for the enforcement of this Subscription Agreement and waive any and all rights under the laws of any state to object to jurisdiction within the State of Nevada for the purposes of litigation to enforce this Subscription Agreement.

Section 5.04 ***Effect of Representations and Warranties***. The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the date of this Subscription Agreement will survive the completion of the issuance of the Convertible Note. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation in determining the eligibility of a purchaser of Convertible Note and the Subscriber agrees to indemnify the Corporation and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the Corporation at the address set forth in Section 5.01 of any change in any statement or other information relating to the Subscriber set forth herein.

Section 5.05 ***Time of the Essence***. Time shall be of the essence hereof.

Section 5.06 ***Entire Agreement***. This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

Section 5.07 ***Successors and Assigns***. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other parties.

Section 5.08 ***Irrevocable Agreement***. The Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated

or revoked by the Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder.

Section 5.09 ***Amendments, Etc***. Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

Section 5.10 ***Severability***. If any provision of this Agreement is found to be invalid, illegal or unenforceable, it shall not affect the validity, legality or enforceability of any other provision hereof.

Section 5.11 ***Headings***. The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

Section 5.12 ***Survival***. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

Section 5.13 ***Counterpart Signatures***. This Subscription Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

[Signature Page Follows]

PRINCIPAL AMOUNT OF CONVERTIBLE NOTE SUBSCRIBED FOR: UD$ 50,000.00

INDIVIDUAL SUBSCRIBER:

Signature of Subscriber:

Name of Subscriber:

Address of Subscriber:

Telephone Number of Subscriber:

E-Mail Address of Subscriber:

CORPORATE/ENTITY SUBSCRIBER:

Signature of Authorized Signatory:

Name of Subscriber:

Name and Title of Authorized Signatory:

Address of Subscriber:

Jurisdiction of Incorporation of Subscriber:

Telephone Number of Subscriber:

E-Mail Address of Subscriber:

ACCEPTED BY: RocketFuel Blockchain, Inc.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

Date of Acceptance:

WIRING INSTRUCTIONS

Citizens Business Bank
1880 Century Park East Suite 1000
Los Angeles, CA 90067 U.S.A.

Routing/ABA:	122234149
SWIFT:	CBBKUS6L
Account Name:	RocketFuel Blockchain
Account No.:	891102626

Exhibit A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL FOR THE COMPANY THAT THE PROPOSED TRANSACTION WILL BE EXEMPT FROM SUCH REGISTRATION.

ROCKETFUEL BLOCKCHAIN, INC.
SECURED CONVERTIBLE PROMISSORY NOTE

$50,000.00 | January 13, 2023
San Francisco, California

For value received, **ROCKETFUEL BLOCKCHAIN, INC.**, a Nevada corporation ("*Company*"), promises to pay to the order of ___________________________ ("*Investor*"), at 201 Spear Street, Suite 1100, San Francisco, CA 94105, or at such other location as Investor may from time to time designate, the principal sum of US$ 50,000.00, or so much thereof as shall be outstanding from time to time, together with interest thereon from the date hereof until this Note has been paid in full on the terms and conditions contained herein.

Section 1. Payments of Principal and Interest. Interest shall be computed, and principal and interest shall be due and payable, as follows:

(a) The entire unpaid principal balance, together with all accrued and unpaid interest, shall be due and payable on July 13, 2023 (the "*Maturity Date*").

(b) Interest shall accrue as follows:

(i) If the Company shall prepay the entire principal amount of this Note on or before April 13, 2023, then it shall also pay accrued interest on such principal amount at the rate of 10% per annum. Such interest shall be computed on the basis of a 365-day year and actual days elapsed.

(ii) If the Company shall prepay the entire outstanding principal amount of this Note between April 14, 2023 and the Maturity Date, then it shall also pay accrued interest on such principal amount in an amount equal to 50% of such principal amount.

(iii) If the Company shall repay the outstanding principal amount of this Note on o after the Maturity Date, then it shall also pay accrued interest on such principal amount in an amount equal to 100% of such principal amount.

(c) All payments shall be applied first to interest on the outstanding principal balance at the interest rate stated in this Note and any balance shall then be applied to reduction of principal, and interest shall thereafter cease on the principal so paid. Principal and interest shall be payable in lawful money of the United States.

Section 2. ***Prepayment***. Company shall have the right to prepay this Note, in whole but not in part, at any time on ten days prior written notice to the Investor.

Section 3. ***Optional Conversion***

(a) The obligation of the Company to pay principal and accrued interest represented by this Note may be converted at the election of the Investor at any time into the right to receive shares of Series A Preferred Stock of the Company ("*Series A Preferred Stock*"), for a price (the "*Conversion Price*") equal to (a) the outstanding principal amount of, plus all accrued interest on, this Note divided by (b) $0.2065. The Investor may so convert this Note by surrendering this Note to the Company with a letter confirming Investor's election to convert this Note. This Note may only be converted in whole and not in part. The shares of Series A Preferred Stock issued or issuable upon conversion of this Note are sometimes hereinafter referred to as the "*Underlying Shares*."

(b) Subject and pursuant to the provisions hereof, the Conversion Price and number of Underlying Shares issuable upon conversion of this Note shall be subject to adjustment from time to time as set forth hereinafter.

(c) If the Company shall at any time subdivide its outstanding shares of Series A Preferred Stock by recapitalization, reclassification or split-up thereof, the number of shares of Series A Preferred Stock subject to conversion hereunder immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time combine its outstanding shares by recapitalization, reclassification or combination thereof, the number of shares of Series A Preferred Stock subject to conversion hereunder immediately prior to such combination shall be proportionately decreased. Any such adjustment to the Conversion Price shall become effective at the close of business on the record date for such subdivision or combination.

(d) In case of any reclassification of the outstanding shares of the Company (other than a change covered elsewhere herein or that solely affects the par value of such shares) or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or change in the ownership of the outstanding shares of the Company), or in the case of any sale or conveyance of all or substantially all of the property of the Company and in connection with which the Company is dissolved, the Investor shall have the right thereafter to receive upon the exercise hereof, for the same aggregate Conversion Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, or upon the dissolution following any sale or other transfer, by a Investor of the number of shares of the stock obtainable upon conversion of this Note immediately prior to such event; and if any reclassification also results in a change in shares of the Company covered by the conversion provisions of this Note, then such adjustment shall be made as if both events occurred on consecutive days.

(e) The Company shall not be required to issue fractional shares upon any conversion of this Note. As to any final fraction of share which the Investor of this Note would otherwise be entitled to upon conversion of this Note, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the market value of a share of such stock on the business day preceding the day of conversion. The Investor of this Note, by his acceptance hereof, expressly waives any right to receive any fractional shares of stock upon of this Note.

(f) Whenever the number of shares of Common Stock to be received upon conversion of this Note is adjusted as provided for in this Note, the Conversion Price shall be adjusted to the nearest cent by multiplying such Conversion Price by a fraction with a numerator equal to the number of shares of Common Stock which would have been received upon conversion of this Note immediately prior to such adjustment and a denominator equal to the number of shares of Common Stock to be received upon conversion immediately after such adjustment.

(g) Irrespective of any adjustments pursuant to this Note in the Conversion Price or in the number, or kind, or class of shares or other securities or other property obtainable upon conversion, this Note may continue to express the Conversion Price and the number of shares obtainable upon exercise at the same price and number of shares of the Company as are stated herein.

Section 4. ***Security***. This Note is secured pursuant to a Security Agreement dated on or about the date of this Note (the "*Security Agreement*").

Section 5. ***Default***.

(a) The occurrence of any of the following shall constitute an "*Event of Default*" hereunder:

(i) Default in the payment of any installment of interest or principal on this Note when due or in the performance of any other obligation of the Company hereunder pursuant to the terms hereof.

(ii) The occurrence and continuation of any any event of default under the Security agreement.

(iii) The filing by the Company of any petition for relief under any applicable bankruptcy or insolvency law.

(b) Upon the occurrence of any such Event of Default, then in addition to all other rights and remedies set forth herein, or at law or in equity, the entire unpaid balance of principal on this Note, together with all accrued interest thereon may be declared by Payee to be immediately due and payable without notice to Maker.

Section 6. ***Miscellaneous***.

(a) Except as expressly provided herein, Company waives presentment, demand, notice, protest and all other demands or notices in connection with the delivery, acceptance, endorsement, performance, default, or enforcement of this Note, assents to any and all extensions or postponements of the time of payment or any other indulgence, to any substitution, exchange, or release of security, and/or to the addition or release of any other party or person primarily or secondarily liable.

(b) This Note shall be governed by and construed in accordance with the laws of the State of Nevada.

(c) Reference in this Note to "*Investor*" shall mean the original Investor hereunder so long as such payee shall be the Investor of this Note and thereafter shall mean any subsequent Investor of this Note.

(d) Time is of the essence of each obligation of Company hereunder.

(e) No delay or omission on the part of Investor in exercising any rights hereunder, or any other instrument given to secure this Note, whether before or after a default or Event of Default hereunder or under said instruments, shall operate as a waiver of such right or default or Event of Default or of any other right hereunder or under said instruments, and the acceptance at any time by Investor of any past-due amounts shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable hereunder or thereunder.

(f) In the event that any provision of this Note shall become declared inoperable by any Court or become inoperable as a result of any law or ruling hereafter adopted by any governmental authority, the remainder of its terms shall remain in full force and effect and modification of the terms hereof required by law shall apply as though the same were an original term or condition hereof.

(g) The remedies of Investor as provided herein or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Investor.

(h) Company may not assign its duties and obligations under this Note without the prior written consent of Investor, which consent may be given or denied in Investor's sole and absolute discretion. Investor may not assign its rights, duties and obligations under this Note to any person or entity, other than an affiliate of Investor, without the prior written consent of Company, which consent may be given or denied in Company's sole and absolute discretion.

ROCKETFUEL BLOCKCHAIN, INC.
a Nevada corporation

By:____________________________
Peter M. Jensen, CEO

Exhibit B

CERTIFICATE OF DESIGNATION OF SERIES AND DETERMINATION OF RIGHTS AND PREFERENCES OF CONVERTIBLE PREFERRED STOCK, SERIES A OF ROCKETFUEL BLOCKCHAIN, INC.

ROCKETFUEL BLOCKCHAIN, INC., a Nevada corporation (the "*Company*"), acting pursuant to NRS §78.1955, does hereby submit the following Certificate of Designation of Series and Determination of Rights and Preferences of its Convertible Preferred Stock, Series A.

FIRST: The name of the Company is RocketFuel Blockchain, Inc.

SECOND: By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.:

WHEREAS the Articles of Incorporation of the Company authorizes Preferred Stock consisting of 50,000,000 shares, par value $.001 per share, issuable from time to time in one or more series; and

WHEREAS the Board of Directors of the Company is authorized, subject to limitations prescribed by law and by the provisions of Article IV, Section 1.1 of the Company's Articles of Incorporation, as amended, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series;

WHEREAS it is the desire of the Board of Directors to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series;

NOW, THEREFORE, BE IT RESOLVED that pursuant to Article IV, Section 1.1 of the Company's Articles of Incorporation, as amended, there is hereby established a new series of 1,000,000 shares of convertible preferred stock, par value $0.001 per share, of the Company (the "*Series A Preferred Stock*") to have the designation, rights, preferences, powers, restrictions and limitations set forth in a supplement of Article IV, Section 1.1 as follows:

Section 1. ***Dividends***. In the event any dividends are paid on any share of Common Stock par value $0.001 per share of the Company ("*Common Stock*"), the Company shall pay a dividend on all outstanding shares of Series A Preferred Stock in a per share amount equal (on an as-if-converted to Common Stock basis) to the amount paid or set aside for each share of Common Stock.

Section 2. ***Liquidation, Dissolution or Winding Up***

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Company ranking on liquidation prior and in preference to the Series A Preferred Stock (collectively referred to as "*Senior Preferred Stock*"),

but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to 200% of the Series A Original Issuance Price per share of Series A Preferred Stock plus any accrued but unpaid dividends (whether or not declared). The "*Series A Original Issue Price*" shall mean $0.2065 per share of Series A Preferred Stock, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock. "*Junior Stock*" means Common Stock or any other shares of capital stock of the Company other than the Series A Preferred Stock or other class or series of stock ranking on a par with, or senior to the Series A Preferred Stock in respect of dividends. If upon any such liquidation, dissolution or winding up of the Company the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and any class or series of stock (the "*Preferred Stock*") ranking on liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

(b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock upon the dissolution, liquidation, or winding up of the Company, all of the remaining assets and funds of the Company available for distribution to its stockholders shall be distributed ratably among the holders of the Series A Preferred Stock, such other series of Preferred Stock as are constituted as similarly participating, and the Common Stock, with each share of Series A Preferred Stock being deemed, for such purpose, to be equal to the number of shares of Common Stock, including fractions of a share, into which such share of Series A Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution.

(c) The merger or consolidation of the Company into or with another corporation which results in the exchange of outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or an affiliate thereof (except if such merger or consolidation does not result in the transfer of more than 50 percent of the voting securities of the Company), or the sale of all or substantially all the assets of the Company, shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section, unless the holders of 66.2/3 percent of the Series A Preferred Stock then outstanding vote otherwise. The amount deemed distributed to the holders of Series A Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights and/or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Company (the "*Board*").

Section 3. Voting

(a) Each holder of outstanding shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law, by the provisions of Subsection 3(b) or 3(c) below, or by the provisions establishing any other series of Preferred Stock, holders of Series A Preferred Stock and of any other outstanding series of Preferred Stock shall vote together with the holders of Common Stock as a single class.

(b) The Company shall not amend, alter or repeal preferences, rights, powers or other terms of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock, without the written consent or affirmative vote of the holders of at least sixty-six and two-thirds percent (66.6%) of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any series of Preferred Stock which is on a parity with or has preference or priority over the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Company shall be deemed to affect adversely the Series A Preferred Stock.

(c) The consent of the holders of not less than sixty-six and two-thirds (66.6%) of the outstanding Series A Preferred Stock, voting separately as a single class, in person or by proxy, either in writing without a meeting or at a special or annual meeting of shareholders called for the purpose, shall be necessary for the Company to sell all or substantially all of the Company's assets or effect a merger or consolidation or any other transaction resulting in the acquisition of a majority of the then outstanding voting stock of the Company by another corporation or entity.

Section 4. Optional Conversion.

The holders of the Series A Preferred Stock shall have conversion rights as follows (the "*Conversion Rights*"):

(a) *Special Definitions*.

(i) "*Additional Shares of Common Stock*" shall mean all shares of Common Stock issued or deemed to be issued by the Corporation after the Original Issue Date, other than (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, "*Exempted Securities*"):

(A) shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on Preferred Stock;

(B) shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up, subdivision or other distribution on shares of Common Stock that is covered by Subsection 4(e), 4(f), 4(g), 4(h) or 4(i);

(C) shares of Common Stock or Options issued to employees or directors of, or consultants or advisors to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board;

(D) shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities (including without limitation the Preferred Stock), in each case provided such issuance is pursuant to the terms of such Option or Convertible Security;

(E) shares of Common Stock issued in a Qualified Public Offering (as defined in Subsection 5.1 below);

(F) shares of Common Stock issued in connection with the acquisition by the Corporation of another company or entity by consolidation, corporate reorganization, merger, or purchase of all or substantially all of the assets of such company or entity, as approved by the Board;

(G) shares of Common Stock issued in connection with equipment leasing, real estate or bank financing, or similar transactions approved by the Board;

(H) shares of Common Stock issued to vendors or customers as approved by the Board; or

(I) shares of Common Stock issued in connection with strategic alliances, joint ventures, or other corporate partnerships, research and development agreements, product development or marketing agreements, or other similar agreements approved by the Corporation's Board.

(ii) "*Convertible Securities*" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options

(iii) "*Option*" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities

(iv) "*Original Issue Date*" means the date on which the first share of Series A Preferred Stock was issued.

(b) *Right to Convert*. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series A Original Issuance Price by the Conversion Price (as defined below) in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of additional consideration by the holder thereof (the "*Conversion Price*") shall initially be the Series A Original Issuance Price. Such initial Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

In the event of a liquidation of the Company, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A Preferred Stock.

(c) *Fractional Shares*. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of fractional shares, the Company shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

(d) *Mechanics of Conversion*.

(i) In order to convert shares of Series A Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock at the office of the transfer agent (or at the principal office of the Company if the Company serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent or the Company shall be the conversion date ("*Conversion Date*"). The Company shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder, or to his nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

(ii) The Company shall at all times during which the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

(iii) Upon any such conversion, no adjustment to the Conversion Price shall be made for any accrued and unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion; the holder, by converting, waives his right to such accrued but unpaid dividends.

(iv) All shares of Series A Preferred Stock, which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive dividends, notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Company may from time to time take such appropriate action as may be necessary to reduce the number of shares of authorized Series A Preferred Stock accordingly.

(v) If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may at the option of any holder tendering Series A Preferred Stock for conversion be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s)entitled to receive the Common Stock issuable upon

such conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of the sale of securities.

(e) *Adjustment for Stock Splits and Combinations*. If the Company shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(f) *Adjustment for Certain Dividends and Distributions*. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, a dividend or other distribution payable in Additional Shares of Common Stock, then and in each such event the Conversion Price shall be decreased as of the time of such issuance, by multiplying the Conversion Price by a fraction:

(i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

(ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

(g) *Adjustments for Other Dividends and Distri*butions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the holders of shares of the Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period given application to all adjustments called for during such period, under this paragraph with respect to the rights of the holders of the Series A Preferred Stock.

(h) *Adjustment for Reclassification, Exchange, or Su*bstitution. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets for below), then and in each such event the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

(i) *Adjustment for Merger or Reorganization, etc*. In case of any consolidation or merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company to another corporation (other than a consolidation, merger or sale which is treated as a liquidation pursuant to Subsection 2(c)),

(A) if the surviving entity shall consent in writing to the following provisions, then each share of Series A Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of such Series A Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock; or

(B) if the surviving entity shall not so consent, then each holder of Series A Preferred Stock may, after receipt of notice specified in subsection (l), elect to convert such Stock into Common Shares as provided in this Section 4 or to accept the distributions to which he shall be entitled under Section 2(a) through (c), assuming holders of the 66-2/3% of the Series A Preferred Stock have not voted, as per section 2(c), that the merger or consolidation shall not be deemed to be a liquidation.

(j) *No Impairment*. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

(k) *Certificate as to Adjustm*ents. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder, if any, of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Company shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (1) such adjustments and readjustments, (2) the Conversion Price then in effect, and (3) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock. Despite such adjustment or readjustment, the form of each or all Series A Preferred Stock Certificates, if the same shall reflect the initial or any subsequent conversion price, need not be changed in order for the adjustments or readjustments to be valued in accordance with the provisions of this Certificate of Designation, which shall control.

(l) *Notice of Record Date*. In the event:

(i) that the Company declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Company;

(ii) that the Company subdivides or combines its outstanding shares of Common Stock;

(iii) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Company into or with another corporation, or of the sale of all or substantially all of the assets of the Company; or

(iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Company; then the Company shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, and shall cause to be mailed to the holders of the Series A Preferred Stock at their last addresses as shown on the records of the Company or such transfer agent, at least ten days prior to the record date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

(A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

(B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

Section 5. ***No Sinking Fund***. There shall be no sinking fund for the payment of dividends, or liquidation preferences on the Series A Preferred Stock or the redemption of any shares thereof.

Section 6. ***Amendment***. This Certificate of Designation constitutes an agreement between the Company and the holders of the Series A Preferred Stock. It may be amended by vote of the Board of Directors of the Company and the holders of a majority of the outstanding shares of Series A Preferred Stock.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its Chief Executive Officer and attested to by its Secretary.

January 13, 2023.

ROCKETFUEL BLOCKCHAIN, INC.

By:___________________________,
Peter M. Jensen, CEO

ATTEST:

By: ________________________,
Bennett J. Yankowitz
Secretary

Exhibit C

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the "*Security Agreement*") is made and dated as of January 13, 2023, by and between **ROCKETFUEL BLOCKCHAIN, INC.**, a Nevada corporation, with its principal executive office at 201 Spear Street, Suite 1100, San Francisco, CA 94105 ("*Debtor*"), and the persons set forth on the signature pages hereof (collectively, the "*Secured Party*").

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. ***Obligations***. The obligations secured by this Security Agreement (collectively and severally, the "*Obligations*") shall consist of any and all obligations of Debtor to Secured Party under (i) the Secured Convertible Promissory Notes of the Debtor to the order of the Secured Partis, dated on or about January 13, 2023 (the "*Notes*"), and (ii) this Security Agreement (including, without limitation, costs and expenses incurred by Secured Party in enforcing its rights under this Security Agreement).

Section 2. ***Grant of Security Interest***. In order to secure payment and performance of the Obligations, Debtor hereby pledges, assigns and grants to Secured Party a security interest in all right, title and interest of Debtor in and to all of the assets of Debtor including, but not limited to, all furniture, fixtures, equipment, inventory, cash and cash equivalents, deposit accounts, accounts, receivables, notes, documents, instruments, chattel paper, general intangibles, commercial tort claims, rights to payment of money, real property, properties in the hands of third party, leasehold interest, leasehold improvements, all now owned and hereinafter acquired and all proceeds thereof, as well as all now existing and hereafter acquired books, records, writings, information and other property relating to, embodying, incorporating or referring to, any of the foregoing assets (collectively and severally, the "*Collateral*").

Section 3. ***Representations and Warranties***. Debtor hereby represents and warrants that:

(a) Debtor is the sole owner of and has good and marketable title to the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral) and, except as otherwise disclosed in writing to Secured Party, no person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest, mortgage, pledge, lien, charge or other encumbrance in), against or to the Collateral;

(b) To the knowledge of Debtor after diligent inquiry, all information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of Debtor with respect to the Collateral and the business of Debtor is accurate and complete in all material respects;

(c) The exact legal name of Debtor as that name appears on its articles of incorporation, the type and jurisdiction of organization of Debtor, and the chief executive office of Debtor are as set forth at the top of this Security Agreement;

(d) Debtor is duly organized, existing and in good standing under the laws of the state of its incorporation and in every other state in which it is doing business; and

(e) The execution, delivery and performance of this Security Agreement are within the corporate power of Debtor, have been duly authorized, are not in contravention of law or any of the terms of Debtor's articles of incorporation or bylaws, or of any other indenture, agreement or undertaking to which Debtor is a party or by which it is bound.

Section 4. Covenants and Agreements of the Debtor. Debtor hereby agrees, at no cost or expense to Secured Party:

(a) To do all acts (including execution of such other documents as Secured Party may request) that may be reasonably necessary to maintain, preserve, protect, and defend the Collateral, including Debtor's title thereto, and the security interest of Secured Party therein;

(b) To not, without the prior written consent of Secured Party, pledge, mortgage, encumber, or otherwise permit the Collateral to be subject to any lien, security, or charge other than those that may be in place as of the date of this Security Agreement;

(c) To not, without the prior written consent of Secured Party, remove the Collateral or any records concerning the Collateral from its chief executive office;

(d) To not change its legal name, location, mailing address, type of organization, jurisdiction of organization, or chief executive office prior to giving at least ten (10) Business Days' written notice to Secured Party; and

(e) To allow, at all reasonable times, and from time to time, without the necessity of any prior notice or demand, Secured Party by or through any of its officers, agents, attorneys, accountants, or other representative, to examine or inspect the Collateral wherever the same may be located and to examine, inspect, and make copies of Debtor's books and records respecting any or all of the Collateral.

Section 5. Authorized Action by Secured Party. Debtor hereby agrees that, at any time, without presentment, or demand, and without affecting or impairing in any way the rights of the Secured Party with respect to the Collateral, the obligations of Debtor hereunder or the Obligations, Secured Party may, but shall not be obligated to and shall incur no liability to Debtor or any third party for failure to, take any action that Debtor is obligated by this Security Agreement to do and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, and Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact to exercise such rights and powers. Debtor agrees to reimburse Secured Party upon demand for any costs and expenses, including, without limitation, reasonable attorney's fees, Secured Party may incur while acting as Debtor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby. Debtor further agrees that Secured Party will not be responsible for any error, negligence, or for any sort of act or omission not amounting to willful misconduct, arising out of the exercise of the rights and powers of Debtor by Secured Party as attorney-in-fact.

Section 6. Remedies.

(a) As used herein, the term "*Event of Default*" shall mean, with respect to Debtor, the occurrence of any of the following:

(i) Failure of Debtor at any time to pay in full and as and when due any Obligations or failure of Debtor to perform any of the warranties, covenants or

provisions contained or referred to herein or in any Note or any other agreement, document or other instrument evidencing any of the Obligations;

(ii) Subjection by Debtor of any of the Collateral to execution or other judicial process, or the loss, theft, substantial damage, destruction, transfer (other than in the ordinary course of Debtor's business) or the encumbrance of any of the Collateral;

(iii) Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Debtor or any guarantor or

(iv) A breach by Debtor of any term of this or any other agreement between Debtor and Secured Party, including without limitation any Note.

(b) Upon the occurrence of an Event of Default, Secured Party:

(i) Shall have and may exercise all rights and remedies accorded to Secured Party by the Uniform Commercial Code of any applicable jurisdiction.

(ii) May declare all unperformed Obligations, in whole or in part, of Debtor immediately due and payable without demand or notice.

(iii) May require Debtor to take any and all action necessary to make the Collateral available to Secured Party.

(c) Debtor expressly waives any constitutional or other right to a judicial hearing prior to the time Secured Party takes possession or disposes of the Collateral upon occurrence of an Event of Default.

(d) Any deficiency with respect to the Secured Obligations that exists after the disposition or liquidation of the Collateral shall be a continuing liability of the Debtor to the Secured Party and shall be immediately paid by the Debtor to the Agent, for the benefit of the Secured Party.

(e) All of Secured Party's rights and remedies, whether evidenced by this Security Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Secured Party to pursue any remedy shall not exclude pursuit of any other remedy.

Section 7. Miscellaneous.

(a) The terms of this Security Agreement may not be changed, varied, modified or altered except by a writing signed by both parties and specifically referring to this Security Agreement.

(b) All notices given by any party to the other shall be in writing unless otherwise provided for herein, delivered by facsimile transmission, by personal delivery or by overnight courier, addressed to the party as set forth below. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received. All notices given by any party to the other shall be in writing unless otherwise provided for herein, delivered by facsimile transmission, by personal

delivery or by overnight courier, addressed to the party as set forth below. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received.

(c) This Security Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to its choice of law rules except to the extent that the Nevada Uniform Commercial Code would apply the law of another jurisdiction.

(d) Debtor agrees that a facsimile copy of this Security Agreement shall be considered an original and shall be admissible in a court of law to the same extent as the original document.

IN WITNESS WHEREOF, the parties hereto have signed this Security Agreement as of the day and year first above written.

DEBTOR: **ROCKETFUEL BLOCKCHAIN, INC.**

By:__________________________________
Peter M. Jensen, CEO

SECURED PARTY:

____
Peter M. Jensen

____
Gert Funk

____
Carsten Marc

____
Bennett J. Yankowitz